UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2019

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 24, 2019, First BanCorp. (the “Corporation”), the bank holding company for FirstBank Puerto Rico (“FirstBank” or “the Bank”), issued a press release announcing its unaudited results of operations for the quarter ended March 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the presentation that the Corporation will use at its conference call to discuss its financial results for the quarter ended March 31, 2019 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. As announced in a press release dated April 5, 2019, the call may be accessed via a live Internet webcast at 10:00 a.m. Eastern time on Wednesday, April 24, 2019, through the investor relations section of the Corporation’s website: www.1firstbank.com or through the dial-in telephone number 877-506-6537 or 412-380-2001 for international callers. The conference number is 10130506.

Item 9.01	Financial Statements and Exhibits

(d)            Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated April 24, 2019 - First BanCorp Announces Earnings for the quarter ended March 31, 2019

99.2	First BanCorp Conference Call Presentation – Financial Results for the quarter ended March 31, 2019

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release dated April 24, 2019 - First BanCorp Announces Earnings for the quarter ended March 31, 2019

99.2	First BanCorp Conference Call Presentation – Financial Results for the quarter ended March 31, 2019

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2019	First BanCorp.

	By:	/s/ Orlando Berges
	Name:	Orlando Berges
	Title:	EVP and Chief Financial Officer